                                                                EXHIBIT 10.20



                               WARRANT AGREEMENT

                                     AMONG

                           THE CHASE MANHATTAN BANK,

                         PETROGLYPH GAS PARTNERS, L.P.

                                      AND

                            PETROGLYPH ENERGY, INC.


                              September 15, 1997

ARTICLE I TERMS DEFINED......................................................  1

   SECTION 1.1.         Definitions..........................................  1
   SECTION 1.2.         Accounting Terms and Determinations..................  5
   SECTION 1.3.         Gender and Number....................................  5
   SECTION 1.4.         References to Agreement..............................  5

ARTICLE II PURCHASE AND SALE OF THE WARRANTS.................................  5

   SECTION 2.1.         Purchase and Sale....................................  5
   SECTION 2.2.         Closing..............................................  5
   SECTION 2.3.         Delivery.............................................  5
   SECTION 2.4.         Payment..............................................  5

ARTICLE III CERTAIN TERMS APPLICABLE TO WARRANTS.............................  5

   SECTION 3.1.         Exercise of Warrants.................................  5
   SECTION 3.2.         Adjustment to Number of Warrant Shares Purchase
                        after Repayment of Tranche B Revolving Loan..........  6
   SECTION 3.3.         Adjustment of Number of Warrant Shares Purchasable...  6
   SECTION 3.4.         Notices to Warrant Holders...........................  7
   SECTION 3.5.         Put Rights...........................................  8
   SECTION 3.6.         Reservation and Issuance of Warrant Shares...........  8

ARTICLE IV TRANSFER OF THE WARRANTS..........................................  9

   SECTION 4.1.         Restrictions on Transfer.............................  9
   SECTION 4.2.         Registration, Transfer and Exchange of Warrants......  9
   SECTION 4.3.         Mutilated or Missing Warrant Certificates............ 10

ARTICLE V REPRESENTATIONS AND WARRANTIES..................................... 10

   SECTION 5.1.         Existence and Power.................................. 10
   SECTION 5.2.         Corporate and Governmental Authorization............. 10
   SECTION 5.3.         Binding Effect....................................... 10
   SECTION 5.4.         Capitalization....................................... 11
   SECTION 5.5.         Issuance of Warrants................................. 11
   SECTION 5.6.         Compliance with Law.................................. 11
   SECTION 5.7.         Securities Laws...................................... 11
   SECTION 5.8.         Full Disclosure...................................... 11

ARTICLE VI AFFIRMATIVE COVENANTS............................................. 12

   SECTION 6.1.         Information.......................................... 12
   SECTION 6.2.         Right of Inspection.................................. 13
   SECTION 6.3.         Compliance with Laws and Documents................... 13
   SECTION 6.4.         Additional Documents................................. 13

ARTICLE VIII MISCELLANEOUS................................................... 13

   SECTION 7.1.         Notices.............................................. 13
   SECTION 7.2.         No Waivers........................................... 14
   SECTION 7.3.         Expenses; Indemnification............................ 14
   SECTION 7.4.         Amendments and Waivers; Sale of Interest............. 14
   SECTION 7.5.         Survival............................................. 14
   SECTION 7.6.         Invalid Provisions................................... 15
   SECTION 7.7.         Successors and Assigns............................... 15
   SECTION 7.8.         GOVERNING LAW........................................ 15
   SECTION 7.9.         Counterparts; Effectiveness.......................... 15
   SECTION 7.10.        No Third Party Beneficiaries......................... 15
   SECTION 7.11.        FINAL AGREEMENT...................................... 15
   SECTION 7.12.        CONSENT TO JURISDICTION/VENUE........................ 15
   SECTION 7.13.        WAIVER OF RIGHT TO TRIAL BY JURY..................... 16

                               WARRANT AGREEMENT


     THIS WARRANT AGREEMENT is entered into effective as of the 15th day of September, 1997, by and among The Chase Manhattan Bank, a New York banking corporation ("Chase"), Petroglyph Energy, Inc., a Delaware corporation (the
              -----
"Company"), and Petroglyph Gas Partners, L.P., a Delaware limited partnership
--------
(the "Partnership").
      -----------

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, the Company has authorized and desires to issue and sell to Chase certain Common Stock Purchase Warrants; and

     WHEREAS, Chase desires to purchase such Common Stock Purchase Warrants from the Company on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

     ARTICLE I

                                 TERMS DEFINED

      SECTION 1.1.  Definitions.  The following terms, as used herein, have the
                    -----------
following meanings:

     "Agreement" means this Warrant Agreement.

     "Authorized Officer" means, as to any Person, its Chairman, its Chief Executive Officer, its President, its Chief Operating Officer, its Financial Officer and any Vice President.

     "Business Day" means any day excluding Saturday and Sunday and excluding any other day on which Chase is required or authorized to close.

     "Charter Documents" means, with respect to any Person, its certificate of incorporation, articles of incorporation, bylaws, partnership agreement, regulations, operating agreement and all other comparable charter documents.

     "Chase" means The Chase Manhattan Bank, a national banking association.

     "Commission" means the Securities and Exchange Commission or any entity succeeding to any or all of its functions under the Securities Act or the Securities Exchange Act of 1934, as amended.

     "Common Stock" means the Company's common stock, par value $.01 per share.

     "Company" means Petroglyph Energy, Inc., a Delaware corporation.

     "Exhibit" refers to an exhibit attached to this Agreement and incorporated herein by reference, unless specifically provided otherwise.

     "Financial Statements" means balance sheets, profit and loss statements, statements of cash flows prepared in comparative form with respect to the corresponding period of the preceding fiscal year and prepared in accordance with GAAP.

     "Financial Officer" means, as to any Person, its Chief Financial Officer, or if no Person serves in such capacity, the highest ranking executive officer of such Person with responsibility for accounting, financial reporting, financial compliance and similar functions.

     "Fully Diluted Basis" means, with reference to outstanding Common Stock, the shares of Common Stock that would be outstanding assuming that all outstanding options, warrants and other rights to acquire Common Stock had been exercised (regardless of whether such rights are then exercisable) and all securities convertible into Common Stock had then been converted (regardless of whether such securities are then convertible) and had been issued. Any reference in this Agreement or any of the other Transaction Documents to "holder(s) of outstanding Common Stock on a Fully Diluted Basis" or words of similar import shall be deemed to include holder(s) of outstanding options, warrants or similar rights to acquire Common Stock or securities convertible into Common Stock.

     "GAAP" means generally accepted accounting principles, applied on a consistent basis, set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board and/or their successors which are applicable in the circumstances as of the date in question; and the requirement that such principles be applied on a consistent basis means that the accounting principles observed in a current period are comparable in all material respects to those applied in a preceding period.

     "Governmental Authority" means any government, any state or other political subdivision thereof, or any Person exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Holder" with respect to any security of a Person shall mean the record or beneficial owner of such security.

     "IRC" means the Internal Revenue Code of 1986, as amended from time to time, and any regulation promulgated thereunder.

     "Laws" means all applicable statutes, laws, ordinances, regulations, orders, writs, injunctions, or decrees of any state, commonwealth, nation, territory, possession, county, township, parish, municipality, or Governmental Authority.

     "Loan Agreement" means that certain Amended and Restated Loan Agreement of even date herewith among the Partnership, PGP II and Chase pursuant to which, among other things, Chase provides the Tranche B Revolving Commitment to the Company.

     "Majority Warrant Holder" means a Warrant Holder or Warrant Holders who hold more than fifty percent (50%) of the outstanding Warrant Shares (for purposes of this definition, all Warrants will be deemed to have been exercised); provided, that in the event all Warrant Holders are not required to participate in the exercise of the right in question and less than all Warrant Holders elect to participate in the exercise of the right in question after reasonable notice, "Majority Warrant Holder" shall mean a Warrant Holder or Warrant Holders participating in the exercise of such right who hold more than fifty percent (50%) of all Warrant Shares held by all Warrant Holders participating in the exercise of such right.

     "Material Adverse Effect" means, with respect to a Person, a material adverse effect on the business, financial condition, operations, assets or prospects of such Person or any of its Subsidiaries, and shall also mean, with respect to the Company or any of its Subsidiaries, a material adverse effect on such Person's ability to pay and perform its obligations under the Transaction Documents.

     "Person" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof and shall also mean the Company.

     "Partnership" means Petroglyph Gas Partners, L.P., a Delaware limited partnership.

     "PGP II" means PGP II, L.P., a Delaware limited partnership.

     "Put" means the right of any Warrant Holder to require the Partnership to repurchase the Warrants and Warrant Shares held by such Warrant Holder pursuant to Section 3.5 hereof.
   -----------

     "Put Closing Date" has the meaning given such term in Section 3.5 hereof.
                                                           -----------

     "Put Exercise Date" means the earliest of (a) the date on which the Tranche B Commitment has been terminated and the Tranche B Revolving Loan has been paid in full, (b) the date of an Event of Default (as defined in the Loan Agreement) under the Loan Agreement or (c) March 15, 1999.

     "Put Notice" has the meaning given such term in Section 3.5 hereof.
                                                     -----------

     "Put Price" means $19.72 per Warrant Share unless the Tranche B Commitment has been terminated and the Tranche B Revolving Loan has been paid in full prior to September 15, 1998 (resulting in a reduction in the number of Warrant Shares purchasable on the exercise of each Warrant pursuant to Section 3.2), in which
                                                        -----------
case the Put Price shall be $19.80 per Warrant Share. In the event at the time of exercise of the Put, the Warrants have not been exercised, the Put Price shall be payable in respect of the Warrants as if they had been exercised.

     "Qualified Appraiser" means an investment banking firm of recognized national standing.

     "Qualified Public Offering" means the first underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offering and sale of Common Stock for the account of the Company on a firm commitment basis in which the aggregate net proceeds received by the Company at the public offering price is at least $25,000,000.

     "Registration Rights Agreement" means a Registration Rights Agreement acceptable in form and substance to Chase to be entered into by and between Chase and the Company, pursuant to which the Company agrees to register the Warrant Shares under the Securities Act.

     "Schedule" means a "schedule" attached to this Agreement and incorporated herein by reference, unless specifically indicated otherwise.

     "Section" refers to a "section" or "subsection" of this Agreement unless specifically indicated otherwise.

     "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute.

     "Subsidiary" means, for any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions (including that of a general partner) are at the time directly or indirectly owned, collectively, by such Person and any Subsidiaries of such Person. The term Subsidiary shall include Subsidiaries of Subsidiaries (and so on).

     "Taxes" means all taxes, assessments, filing or other fees, levies, imposts, duties, deductions, withholdings, stamp taxes, interest equalization taxes, capital transaction taxes, foreign exchange taxes or other charges of any nature whatsoever, from time to time or at any time imposed by law or any federal, state or local governmental agency. "Tax" means any one of the foregoing.

     "Tranche B Commitment" has the meaning given such term in the Loan
Agreement.

     "Tranche B Revolving Loan" has the meaning give such term in the Loan Agreement.

     "Transaction Documents" means this Agreement, the Registration Rights Agreement the Loan Agreement and all other Loan Documents as that term is defined in the Loan Agreement and all other agreements, certificates, documents or instruments now or at any time hereafter delivered in connection with this Agreement, as the foregoing may be renewed, extended, modified, amended or restated from time to time.

     "Warrant Certificate" means the Warrant Certificate to be issued by the Company evidencing Warrants issued to Chase hereunder which shall be in the form of Exhibit A attached hereto.
   ---------

     "Warrant Exercise Price" means $.01 per share (subject to adjustment as provided in Section 3.3).
            -----------

     "Warrant Expiration Date" means September 15, 2007.

     "Warrant Holder" means any Person (a) in whose name any Warrant is registered on the Warrant Register, or (b) in whose name any Warrant Shares are registered on the books and records of the Company.

     "Warrant Register" means a register maintained by the Company setting forth the name and address of each Warrant Holder, the number of Warrants held by such Warrant Holder and the certificate number of each Warrant Certificate held by such Warrant Holder.

     "Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrants.

     "Warrants" means Nine Thousand Two Hundred Eighty (9,280) warrants to be issued by the Company to Chase pursuant to Section 2.1 of this Agreement, each
                                           -----------
of which shall entitle the holder thereof to purchase one (1) share of Common Stock at the Warrant Exercise Price (subject to adjustment as provided in

Sections 3.2 and 3.3).
--------------------

      SECTION 1.2.  Accounting Terms and Determinations.  Unless otherwise
                    -----------------------------------
specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP as in effect from time to time, applied on a basis consistent with the most recent annual audited, consolidated financial statements of the Company delivered to Chase prior to the date hereof.

      SECTION 1.3.  Gender and Number.  Words of any gender used in this
                    -----------------
Agreement shall be held and construed to include any other gender and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

      SECTION 1.4.  References to Agreement.  Use of the words "herein",
                    -----------------------
"hereof", "hereinabove", and the like are and shall be construed as references to this Agreement.

                                  ARTICLE II

                       PURCHASE AND SALE OF THE WARRANTS

      SECTION 2.1.  Purchase and Sale.  Subject to the satisfaction of the terms
                    -----------------
and conditions set forth herein and in reliance upon the representations and warranties of the parties set forth herein and in the other Transaction Documents, Chase agrees to purchase from the Company and the Company agrees to issue and sell to Chase the Warrants for $10.00 and other good and valuable consideration, including, without limitation, the agreement of Chase to provide the Tranche B Revolving Commitment.

      SECTION 2.2.  Closing.  Closing of the purchase and sale of the Warrants
                    -------
(the "Closing") shall take place at the offices of Gardere & Wynne, L.L.P., 1601
      -------
Elm Street, Suite 3000, Dallas, Texas 75201 at 10:00 a.m. on September 26, 1997, or at such other time, date and place as may be agreed upon in writing by the Company and Chase.

      SECTION 2.3.  Delivery.  At the Closing, the Company shall deliver to
                    --------
Chase the Warrant Certificate against payment therefor duly issued and in form sufficient to vest title thereto fully in Chase, free and clear of all liens, claims and encumbrances of any kind.

      SECTION 2.4.  Payment.  At the Closing, Chase shall pay to the Company by
                    -------
wire transfer of immediately available funds the purchase price for the Warrants.

                                  ARTICLE III

                     CERTAIN TERMS APPLICABLE TO WARRANTS

      SECTION 3.1.  Exercise of Warrants.  (a) The Warrants may be exercised in
                    --------------------
whole or in part at any time until the applicable Warrant Expiration Date at which time the Warrants shall expire and shall thereafter no longer be exercisable. The Warrants shall be exercised by presentation of the Warrant Certificate evidencing the Warrants to be exercised, with the form of election to purchase on the reverse thereof duly completed and signed, to the Company at the offices of the Company as set forth on the signature page of this Agreement, together with payment of the aggregate Warrant Exercise Price for the number of Warrant Shares in respect of which such Warrants are being exercised in lawful money of the United States of America; provided, that, to the extent the Warrant
                                       --------
Holder exercising such Warrants is also the holder of Note B (as defined in the Loan Agreement), such Warrant Holder may elect, by written notice to the Company delivered with such presentation, to pay the applicable Warrant Exercise Price by offsetting the principal balance of the Tranche B Revolving Loan by an amount equal to the aggregate Warrant Exercise Price payable in connection with such exercise of Warrants. Upon such presentation, the Company shall issue and cause to be delivered to or upon the written order of the registered Holder of such Warrants and in such name or names as such registered Holder may designate, a certificate or certificates for the aggregate number of Warrant Shares issued upon such exercise of such Warrants. Any Person so designated to be named therein shall be deemed to have become holder of record of such Warrant Shares as of the date of exercise of such Warrants; provided, that, no Warrant Holder
                                             --------
will be permitted to designate that such Warrant Shares be issued to any Person other than such Warrant Holder unless each condition to transfer contained in

Article IV hereof which would be applicable to a transfer of Warrants or Warrant
----------
Shares has been satisfied.

          (b) If less than all of the Warrants evidenced by a Warrant Certificate are exercised at any time, a new Warrant Certificate or Certificates shall be issued for the remaining number of Warrants evidenced by such Warrant Certificate. All Warrant Certificates surrendered upon exercise of Warrants shall be canceled.

          (c) The Company shall not be required to issue fractional shares of Common Stock upon exercise of any Warrants issued by it, but shall pay for any such fraction of a share an amount in cash equal to the value of such fractional share determined by the Company's board of directors in good faith.

          (d) The Company will pay all Taxes attributable to the initial issuance of Warrant Shares upon the exercise of the Warrants issued by it; provided, that, each Warrant Holder shall use its reasonable efforts to avoid
--------
any such Tax on the issuance of Warrant Shares; and provided, further that, the
                                                    --------
Company shall not be required to pay (i) any income Tax assessed on the overall net income of Chase (including any portion thereof attributable to gain on the Warrants or Warrant Shares) or any other Tax which may be payable in respect of any transfer involved in the issue of any Warrant Certificate or any certificate for Warrant Shares in a name other than that of the registered holder of a Warrant Certificate surrendered upon the exercise of such a Warrant, and the Company shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such Tax or shall have established to the satisfaction of the Company that such Tax has been paid.

          (e) Every certificate issued pursuant to this Agreement shall bear the following legend:

      THE OFFER AND SALE OF THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SALE OR TRANSFER OR THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY (WHICH MAY BE COUNSEL FOR THE COMPANY) STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

      SECTION 3.2.  Adjustment to Number of Warrant Shares Purchasable after
                    --------------------------------------------------------
Repayment of Tranche B Revolving Loan.  In the event the Tranche B Commitment
-------------------------------------
has been terminated and the Tranche B Revolving Loan has been paid in full prior to September 15, 1998, the number of Warrant Shares purchasable upon an exercise of each Warrant shall be reduced from one (1) Warrant Share to .70 Warrant Shares.

      SECTION 3.3.  Adjustment of Number of Warrant Shares Purchasable for Other
                    ------------------------------------------------------------
Events.   If, prior the consummation of a Qualified Public Offering, the Company
------
shall issue (the "Issuance") any shares of Common Stock (other than the Warrant Shares and shares of Common Stock issuable pursuant to the exercise of agreements described on Schedule 3.3 hereto), securities convertible into shares
                        ------------
of Common Stock or any options, rights or warrants to subscribe for or purchase shares of Common Stock (or securities convertible into shares of Common Stock), the number of Warrant Shares purchasable upon the exercise of each Warrant shall increase to such a number that upon the exercise of all Warrants, the Warrant Shares will represent (a) 0.30% of the outstanding shares of Common Stock on a Fully Diluted Basis immediately after the Issuance, if the Tranche B Revolving Commitment has not been terminated and the Tranche B Revolving Loan has not been paid in full on or prior to September 15, 1998, or (b) 0.21% of the outstanding shares of Common Stock on a Fully Diluted Basis immediately after such issuance if the Tranche B Revolving Commitment is terminated and the Tranche B Revolving Loan is paid in full on or before September 15, 1998; provided, however, that in the event that any adjustment is made to the number of Warrant Shares purchasable upon the exercise of each Warrant as the result of the issuance of options, warrants or other rights to acquire Common Stock or securities convertible into Common Stock and any of such options, warrants, rights or convertible securities expire, the number of Warrant Shares purchasable upon the exercise of each Warrant shall be readjusted to such number as would have been purchasable had such expired options, warrants, rights or convertible securities not been issued.

      SECTION 3.4.  Notices to Warrant Holders.  Upon any adjustment of the
                    --------------------------
number of Warrant Shares issuable upon an exercise of the Warrants or any adjustment of the Warrant Exercise Price pursuant to Section 3.3, the Company
                                                     -----------
shall promptly, but in any event within thirty (30) days thereafter, cause to be given to each Warrant Holder, at its address appearing on the Warrant Register, by first class mail, postage prepaid, a certificate signed by the Company's Financial Officer setting forth the number of Warrant Shares issuable upon the exercise of each Warrant as so adjusted and the Warrant Exercise Price as so adjusted, and describing in reasonable detail the facts accounting for such adjustment and the method of calculation used. Where appropriate, such certificate may be given in advance and included as part of the notice required to be mailed under the other provisions of this Section 3.4.
                                                -----------

          In the event:

          (a) that the Company shall authorize the issuance to all holders of its Common Stock of rights or warrants to subscribe for or purchase capital stock of the Company or of any other subscription rights or warrants; or

          (b) that the Company shall authorize the distribution to all holders of its Common Stock of evidences of its indebtedness or assets; or

          (c) of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any capital reorganization or reclassification or change of the Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination); or

          (d) of the voluntary dissolution, liquidation or winding up of the Company; or

          (e) that the Company proposes to take any other action which would require an adjustment of the Warrant Exercise Price of the Warrants issued by it pursuant to Section 3.3;
            -----------

then the Company shall cause to be given to each Warrant Holder at such Warrant Holder's address appearing on the Warrant Register, at least twenty (20) days prior to the applicable date hereinafter specified, by first class mail, postage prepaid, a written notice stating (i) the date as of which the holders of record of Common Stock to be entitled to receive any such rights, warrants or distribution are to be determined, or (ii) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that the holders of record of Common Stock shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up.

      SECTION 3.5.  Put Rights.  At any time on or after the Put Exercise Date
                    ----------
and provided that a Qualified Public Offering has not then occurred, any Warrant Holder may, by written notice of such intent to the Company and the Partnership (the "Put Notice"), require the Partnership to purchase all of the Warrants and Warrant Shares then outstanding and held by such holder at the Put Price. The Put Notice shall set forth a date (which shall be not less than ten (10) days, nor more than ninety (90) days after the date of the Put Notice and which shall be a Business Day) (the "Put Closing Date") for the purchase and sale of all of the Warrants and Warrant Shares (the "Put Shares"). On the Put Closing Date, each Warrant Holder shall deliver the certificates evidencing the Put Shares held by such Warrant Holder to the Partnership duly endorsed, free and clear of all Liens (other than any arising under this Agreement or under applicable Securities Laws), and the Partnership shall pay to such Warrant Holder, in cash, an amount equal to the sum of (i) the Put Price multiplied by the number of Warrant Shares included in such Put Shares, plus (ii) (A) the Put Price multiplied by the number of Warrant Shares which would be purchased upon an exercise of all Warrants included in such Put Shares, less (B) the aggregate Warrant Exercise Price which would be required to be paid by such Warrant Holder to exercise all Warrants held by such Warrant Holder. The amount payable by the Partnership to any Warrant Holder upon exercise of the Put shall be paid by certified or cashier's check, by wire transfer or other immediately available funds. In the event the Put Notice is delivered prior to the Warrant Expiration Date, the Put shall remain enforceable with respect to the applicable Put Shares notwithstanding that the Warrant Expiration Date may occur prior to the Put Closing Date. The failure of any Warrant Holder to deliver the certificates evidencing Put Shares held by such Warrant Holder to the Partnership shall not limit or impair the right of such Warrant Holder to receive the consideration to be paid to such Warrant Holder upon exercise of the Put. However, the Partnership may withhold payment of such consideration pending receipt from such Warrant Holder of such certificates or evidence that such certificates have been mutilated, lost, stolen or destroyed as contemplated by Section 4.3 hereof.
                                                        -----------
Pending delivery of such certificate(s) (or other evidence), the consideration to be paid to such Warrant Holder shall be held in trust by the Partnership for such Warrant Holder and shall be set aside in a separate account for the benefit of such Warrant Holder, segregated from the other assets of the Partnership.

      SECTION 3.6.  Reservation and Issuance of Warrant Shares.  (a) The Company
                    ------------------------------------------
will at all times have authorized, and reserve and keep available, free from preemptive rights, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon the exercise of the Warrants, the number of shares of Common Stock deliverable upon exercise of all outstanding Warrants.

          (b) The Company covenants that all Warrant Shares issued by it will, upon issuance in accordance with the terms of this Agreement, be fully paid and nonassessable and free from all Taxes with respect to the issuance thereof and free from all liens, claims or encumbrances of any kind other than liens arising by, through or under the Warrant Holder to whom such Warrant Shares were issued.

                                  ARTICLE IV

                           TRANSFER OF THE WARRANTS

      SECTION 4.1.  Restrictions on Transfer.  Chase understands and agrees that
                    ------------------------
the Warrants and the Warrant Shares have not been registered under the Securities Act or any state securities Laws, and that accordingly, they will not be fully transferable except as permitted under various exemptions contained in the Securities Act and applicable state securities Laws, or upon satisfaction of the registration and prospectus delivery requirements of the Securities Act and applicable state securities Laws. Chase acknowledges that it must bear the economic risk of its investment in the Warrants and the Warrant Shares for an indefinite period of time (subject, however, to the Company's obligations with respect to the Put and to register the Warrants and Warrant Shares pursuant to the Registration Rights Agreement) since they have not been registered under the Securities Act and applicable state securities Laws and therefore cannot be sold unless they are subsequently registered or an exemption from registration is available. Absent an effective notification under Regulation A or registration under the Securities Act and applicable state securities Laws covering the disposition of the Warrants and Warrant Shares, Chase will not sell, transfer, assign, pledge, hypothecate or otherwise dispose of any or all of the warrants or the Warrant Shares unless the Company has determined that the transaction complies with and does not violate any federal or state securities Law. The Company may demand from Chase an opinion of counsel, in form and substance reasonably satisfactory to the Company, with respect to such compliance.

      SECTION 4.2.  Registration, Transfer and Exchange of Warrants.  (a) The
                    -----------------------------------------------
Company shall maintain at the offices of the Company as set forth on the signature pages of this Agreement, the Warrant Register for registration of the Warrants and Warrant Certificates and transfers thereof. On the Closing Date, the Company shall register the outstanding Warrants and Warrant Certificates issued to Chase. The Company may deem and treat the registered Warrant Holders as the absolute owners of the Warrants registered to such holders and (notwithstanding any notation of ownership or other writing on the Warrant Certificates made by any Person) for the purpose of any exercise thereof or any distribution to the Warrant Holders, and for all other purposes.

          (b) Upon satisfaction of each condition set forth in Section 4.1
                                                               -----------
hereof, the Company shall register the transfer of any outstanding Warrants in the Warrant Register upon surrender of the Warrant Certificate(s) evidencing such Warrants to the Company at the offices of the Company as set forth on the signature pages of this Agreement, accompanied (if so required by it) by a written instrument or instruments of transfer in form satisfactory to it, duly executed by the registered Warrant Holder or by the duly appointed legal representative thereof. Upon any such registration of transfer, new Warrant Certificate(s) evidencing such transferred Warrants shall be issued to the transferee(s) and the surrendered Warrant Certificate(s) shall be canceled. If less than all the Warrants evidenced by a Warrant Certificate(s) surrendered for transfer are to be transferred, a new Warrant Certificate(s) shall be issued to the Warrant Holder surrendering such Warrant Certificate(s) evidencing such remaining number of Warrants.

          (c) Warrant Certificates may be exchanged at the option of the Warrant Holder(s) thereof, when surrendered to the Company at the offices of the Company as set forth on the signature pages of this Agreement, for another Warrant Certificate or other Warrant Certificates of like tenor and representing in the aggregate a like number of Warrants. Warrant Certificates surrendered for exchange shall be canceled.

          (d) No charge shall be made for any such transfer or exchange except for any Tax or other governmental charge imposed in connection therewith.

      SECTION 4.3.  Mutilated or Missing Warrant Certificates.  If any Warrant
                    -----------------------------------------
Certificate shall be mutilated, lost, stolen or destroyed, the Company shall issue, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrant Certificate and, if requested, indemnity satisfactory to it. No service charge shall be made for any such substitution, but all expenses and reasonable charges associated with procuring such indemnity and all stamp, Tax and other governmental duties that may be imposed in relation thereto shall be borne by the holder of such Warrant Certificate.

                                   ARTICLE V

                        REPRESENTATIONS AND WARRANTIES

     In order to induce Chase to purchase the Warrants to be purchased by it hereunder, the Company hereby represents and warrants to Chase each of the following statements (a) is true and correct on the date hereof, and (b) will be true and correct after giving effect to the transactions contemplated herein.

      SECTION 5.1.  Existence and Power.  Each of the Company and the
                    -------------------
Partnership (i) is a corporation or (limited partnership, in the case of the Partnership), duly organized, validly existing and in good standing under the Laws of its jurisdiction of incorporation set forth on Schedule 5.4 attached
                                                       ------------
hereto, (ii) has all corporate or partnership power and authority necessary to carry on its business as now conducted and as proposed to be conducted, and
(iii) is duly qualified as a foreign corporation or partnership in each jurisdiction set forth on Schedule 5.4 which constitutes all jurisdictions where
                          ------------
a failure to be so qualified could have a Material Adverse Effect on the Company or the Partnership.

      SECTION 5.2.  Corporate and Governmental Authorization; Contravention.
                    -------------------------------------------------------
The execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and the Partnership are within its corporate or partnership powers, have been duly authorized by all necessary corporate or partnership action, require no action by or in respect of, or filing with, any Governmental Authority (other than filings with any applicable securities regulatory authorities to perfect exemptions from the registration or qualification requirements of applicable securities Laws and which will be made immediately following the Closing), and, except for matters which have been waived in writing by the appropriate Person, do not contravene, or constitute a default under, any provision of applicable Law or of the Charter Documents or of any material judgment, injunction, order, decree or Material Agreement binding upon the Company or the Partnership or its respective assets, or result in the creation or imposition of any Lien on any asset of the Company or the Partnership.

      SECTION 5.3.  Binding Effect.  This Agreement constitutes the valid and
                    --------------
binding agreement of the Company; each other Transaction Document when executed and delivered in accordance with this Agreement, will constitute the valid and binding obligation of the Company enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar Laws affecting creditors rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

      SECTION 5.4.  Capitalization.  Schedule 5.4 attached hereto accurately and
                    --------------   ------------
completely sets forth for each of the Company and the Partnership (a) its jurisdiction of formation and current existence, (b) each jurisdiction in which it is qualified to transact business as a foreign corporation or partnership,
(c) its authorized, issued and outstanding capital stock or partnership interests of every class, and (d) the names of the record, and to the Company's knowledge, beneficial owner, of its capital stock or partnership interests of every class, including the number and class of shares held by each such shareholder or partner. Except as set forth on Schedule 5.4 and for the
                                                ------------
Warrants and registration rights provided the Registration Rights Agreement, (x) there are not outstanding any options, warrants or other rights to acquire capital stock of any class of the Company or the Partnership or securities convertible into capital stock or partnership of the Company or the Partnership of any class, (y) no Person has any preemptive or similar rights with respect to any subsequent issue of stock or partnership interests by the Company or the Partnership, and (z) no Person has any right to require the Company or the Partnership to register any securities of the Company or any of its Subsidiaries under the Securities Act.

      SECTION 5.5.  Issuance of Warrants.  The Warrants, when issued upon
                    --------------------
payment of the applicable purchase price in accordance with Section 2.1, will be
                                                            -----------
duly authorized, validly issued, fully paid and non-assessable and will be free and clear of all liens, claims and encumbrances of any kind including preemptive rights. The Warrant Shares, when issued upon payment of the applicable purchase price in accordance with this Agreement, will be duly authorized, validly issued, fully paid and non-assessable and will be free and clear of all liens, claims and encumbrances of any kind including preemptive rights.

      SECTION 5.6.  Compliance with Law .  The business and operations of the
                    --------------------
Company and the Partnership have been and are being conducted in all material respects in accordance with all applicable Laws.

      SECTION 5.7.  Securities Laws.  The offer, issuance and sale of the
                    ---------------
Warrants and the Warrant Shares (a) are and will be exempt from the registration and prospectus delivery requirements of the Securities Act, (b) have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities Laws, and (c) are and will be accomplished in conformity with all other federal and applicable state securities Laws.

      SECTION 5.8.  Full Disclosure.  No information heretofore furnished by or
                    ---------------
on behalf of the Company or the Partnership to Chase for the purposes of this Agreement or any other Transaction Document or any transaction contemplated hereby or thereby, contained, and no written information hereafter furnished by or on behalf of the Company or the Partnership to Chase for purposes of this Agreement or any other Transaction Document or any transaction contemplated hereby or thereby will contain, any untrue statement of a material fact or omit a material fact necessary to make the statements therein not misleading. There is no fact or circumstance known to the Company or the Partnership which may have a Material Adverse Effect on the Company or the Partnership which has not been disclosed to Chase.

                                  ARTICLE VI

                             AFFIRMATIVE COVENANTS

     The Company agrees to comply in every respect with each covenant contained in this Article VII until such time as Chase shall no longer own any Warrants or
        -----------
Warrant Shares or the covenant provides otherwise.

      SECTION 6.1.  Information.  Until the completion of a Qualified Public
                    -----------
Offering, the Company will deliver, or cause to be delivered, to each Warrant
Holder:

          (a) Annual Statements.  As soon as available, but no later than ninety
              -----------------
(90) days after the last day of each fiscal year of Parent, audited consolidated Financial Statements and unaudited consolidating Financial Statements showing the financial condition and results of operations of Parent and its Consolidated Subsidiaries as of, and for the year ended on, such last day, accompanied by the opinion, without material qualification of Arthur Andersen or another firm of independent certified public accountants reasonably acceptable to Lender, based on an audit using generally accepted auditing standards, that such Financial Statements were prepared in accordance with GAAP and present fairly the financial condition and result of operations of Parent and its Consolidated Subsidiaries.

          (b) Quarterly Statements.  As soon as available, but no later than
              --------------------
forty-five (45) days after the last day of each fiscal quarter (A) consolidated and consolidating Financial Statements showing the financial condition and results of operations of Parent as of, and for the period from the beginning of the current fiscal year, to such last day.

          (c) Financial Officer's Certificate.  Together with the financial
              -------------------------------
statements and related information required to be delivered to the Warrant Holders pursuant to Sections 6.1(a) and (b) hereof, a certificate of the
                    ---------------     ---
Financial Officer of the Company which shall state whether or not such financial statements fairly reflect the consolidated business and financial condition of the Company and its Consolidated Subsidiaries as of the date of the delivery of such financial statements;

          (d) Accountant's Letters.  In addition to the audit report required by
              --------------------
Section 6.1(a) hereof, copies of all "management letters", reports or other
--------------
material information or correspondence provided to the Company by its auditors in connection with such audit;

          (e) Shareholder Information.  Promptly upon the mailing thereof to the
              -----------------------
shareholders of the Company generally, copies of all financial statements, reports and proxy statements so mailed;

          (f) SEC Reports.  Promptly upon the filing thereof, copies of all
              -----------
registration statements, amendments and supplements thereto and annual, quarterly or special reports and amendments thereto which the Company may file with the Commission;

          (g) Litigation.  Promptly upon any Authorized Officer of the Company
              ----------
becoming aware thereof, notice (i) of the commencement of any litigation, arbitration or similar proceeding by or against the Company or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect on the Company or any of its Subsidiaries, (ii) of the occurrence of any event or existence of any condition which could reasonably be anticipated to have a Material Adverse Effect on the Company or any of its Subsidiaries, or
(iii) of the occurrence of a default under any Debt owing by the Company or any of its Subsidiaries or any default under any material agreement to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their properties is bound; and

          (h) Other Information.  From time to time such additional information
              -----------------
regarding the financial position or businesses of the Company or any of its Subsidiaries as any Warrant Holder may reasonably request.

      SECTION 6.2.  Right of Inspection.  The Company will, and will cause each
                    -------------------
of its Subsidiaries to, permit any officer, employee or agent of any Warrant Holder or any of its officers, directors, employees, agents, representatives, attorneys, accountants or affiliates upon reasonable notice and during normal business hours to visit and inspect any of the assets of the Company or any of its Subsidiaries, to examine the Company's or any of its Subsidiaries' books, records, accounts and correspondence, take copies and extracts therefrom, and discuss the affairs, finances and accounts of the Company or any of its Subsidiaries with their respective officers, accountants and auditors, including the review of any assets of the Company or any of its Subsidiaries located at third-party locations.

      SECTION 6.3.  Compliance with Laws and Documents.  The Company will, and
                    ----------------------------------
will cause each of its Subsidiaries to, comply in all material respects with the provisions of (a) all Laws, (b) its Charter Documents, and (c) every material agreement to which the Company or any of its Subsidiaries is a party or by which the Company's or any of its Subsidiaries' properties are bound.

      SECTION 6.4.  Additional Documents.  The Company will, and will cause each
                    --------------------
of its Subsidiaries to, cure promptly any defects in the creation and issuance of the Warrants and the Warrant Shares, and the execution and delivery of this Agreement and the other Transaction Documents, and, at the Company's sole expense, promptly and duly execute and deliver, and cause each of its Subsidiaries to promptly execute and deliver, to the Warrant Holders, upon reasonable request, all such other and further documents, agreements and instruments in compliance with or accomplishment of the covenants and agreements of the Company and each of its Subsidiaries in this

Agreement and the other Transaction Documents, all as may be reasonably necessary or appropriate in connection therewith.

                                 ARTICLE VIII

                                 MISCELLANEOUS

      SECTION 7.1.  Notices.  All notices, requests and other communications to
                    -------
any party hereunder shall be in writing and shall be given to such party at its address, telex or telecopy number set forth on the signature pages hereof or such other address, telex or telecopy number as such party may hereafter specify for the purpose by notice to the other party. Each such notice, request or other communication shall be effective (i) if given by telex or telecopy, when such telex or telecopy is transmitted to the telex or telecopy number specified in this Section 7.1 and a confirmation of receipt (which may be telephonic) is
        -----------
given by the recipient, (ii) if given by mail, on the fourth day after deposited in the mails as a certified letter, return receipt requested, addressed as aforesaid, or (iii) if given by any other means (including, without limitation, by air courier), when delivered at the address specified in this Section 7.1.
                                                                 -----------

      SECTION 7.2.  No Waivers.  No failure or delay on the part of any Warrant
                    ----------
Holder in exercising any right or remedy hereunder and no course of dealing between the Company or the Partnership and the Warrant Holder shall operate as a waiver thereof, nor shall any single or partial exercise of any other right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy hereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Warrant Holder would otherwise have.

      SECTION 7.3.  Expenses; Indemnification.  (a) The Company shall pay on
                    -------------------------
demand (i) all out-of-pocket expenses incurred by Chase, including reasonable fees and disbursements of counsel for Chase, in connection with (A) Chase's due diligence investigation and analysis of the Company through and including the date of issue and sale of the Warrants to Chase hereunder, (B) the preparation and negotiation of this Agreement and the other Transaction Documents and the closing of the transactions contemplated hereby and thereby, and (C) any waiver or consent which may be granted in connection herewith, or any amendment hereof or of any other Transaction Document, and (ii) if any breach occurs hereunder, all out-of-pocket expenses incurred by each Warrant Holder, including (A) reasonable fees and disbursements of counsel to each Warrant Holder in connection with such breach and the enforcement proceedings resulting therefrom, and (B) reasonable fees of auditors and consultants incurred by each Warrant Holder in connection therewith.

          (b) The Company agrees to indemnify and hold harmless, Chase and each subsequent Warrant Holder and their respective directors, officers, employees, agents, successors and assigns (collectively, the "Indemnified Parties") from
                                                   -------------------
and against any and all liabilities, losses, damages, costs and expenses of any kind (including, without limitation, the reasonable fees and disbursements of counsel for the Indemnified Parties in connection with any investigative, administrative or judicial proceeding, whether or not any such Indemnified Party shall be designated a party thereto) which may be incurred by any Indemnified Party relating to or arising out of (a) this

Agreement, the other Transaction Documents and all other transactions contemplated hereby or thereby and (b) any actual or proposed use of proceeds of the issuance and sale of the Warrants hereunder; provided, that, no Indemnified
                                                 --------
Party shall have the right to be indemnified hereunder for its own gross negligence or willful misconduct, IT BEING THE INTENTION HEREBY THAT THE INDEMNIFIED PARTIES SHALL BE INDEMNIFIED FOR THE CONSEQUENCES OF THEIR OWN NEGLIGENCE.

      SECTION 7.4.  Amendments and Waivers; Sale of Interest.  Any provision of
                    ----------------------------------------
this Agreement and the other Transaction Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Company and the Majority Warrant Holder. The Company hereby consents to any participation, sale, assignment, transfer or other disposition which complies with Article IV, at any time or times hereafter, of any Warrants or Warrant
     ----------
Shares, this Agreement and any of the other Transaction Documents, or of any portion hereof or thereof, including, without limitation, Chase's rights, title, interests, remedies, powers, and duties hereunder or thereunder.

      SECTION 7.5.  Survival.  All representations, warranties and covenants
                    --------
made by the Company herein or in any certificate or other instrument delivered by it or in its behalf under the Transaction Documents shall be considered to have been relied upon by Chase and shall survive the delivery to the Chase of such Transaction Documents and the purchase of the Warrants, regardless of any investigation made by or on behalf of Chase.

      SECTION 7.6.  Invalid Provisions.  If any provision of the Transaction
                    ------------------
Documents is held to be illegal, invalid, or unenforceable under present or future Laws effective during the term thereof, such provision shall be fully severable, the Transaction Documents shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part thereof, and the remaining provisions thereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance therefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision there shall be added automatically as a part of the Transaction Documents a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid and enforceable.

      SECTION 7.7.  Successors and Assigns.  The provisions of this Agreement
                    ----------------------
shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, except that the Company may not assign or otherwise transfer any of its rights or obligations under this Agreement.

      SECTION 7.8.  GOVERNING LAW.  PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW
                    -------------
SECTION 5-1401, THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

      SECTION 7.9.  Counterparts; Effectiveness.  This Agreement may be signed
                    ---------------------------
in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when Chase shall have received counterparts hereof signed by all of the parties hereto.

      SECTION 7.10. No Third Party Beneficiaries.  It is expressly intended that
                    ----------------------------
there shall be no third party beneficiaries of the covenants, agreements, representations or warranties herein contained other than transferees or assignees of all or any part of Chase's interest hereunder.

      SECTION 7.11. FINAL AGREEMENT.  THIS AGREEMENT AND THE OTHER TRANSACTION
                    ---------------
DOCUMENTS COLLECTIVELY REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      SECTION 7.12. CONSENT TO JURISDICTION/VENUE.  EACH OF THE COMPANY AND THE
                    -----------------------------
PARTNERSHIP, FOR ITSELF, ITS RESPECTIVE SUCCESSORS AND ASSIGNS, HEREBY (A) IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS OF THE STATE OF TEXAS AND AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN ANY LEGAL PROCEEDING ARISING OUT OR IN CONNECTION WITH THIS AGREEMENT BY SERVICE OF PROCESS AS PROVIDED BY TEXAS LAW, (B) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY LITIGATION ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE OBLIGATIONS BROUGHT IN THE COURTS OF DALLAS COUNTY, TEXAS, OR IN ANY UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS, (C) IRREVOCABLY WAIVES ANY CLAIMS THAT ANY LITIGATION BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, (D) AGREES TO DESIGNATE AND MAINTAIN AN AGENT FOR SERVICE OF PROCESS IN DALLAS COUNTY, TEXAS IN CONNECTION WITH ANY SUCH LITIGATION AND TO DELIVER CHASE EVIDENCE THEREOF,
(E) IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH LITIGATION BY THE MAILING OF COPIES THEREOF BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, TO CHASE AT ITS ADDRESS SET FORTH HEREIN AND (F) IRREVOCABLY AGREES THAT ANY LEGAL PROCEEDING AGAINST ANY LENDER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT SHALL BE BROUGHT IN THE COURTS OF DALLAS COUNTY, TEXAS, OR IN ANY UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS. NOTHING HEREIN SHALL AFFECT THE RIGHT OF CHASE TO COMMENCE ANY LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY AND THE PARTNERSHIP IN ANY JURISDICTION OR TO SERVE PROCESS IN ANY MATTER PERMITTED BY APPLICABLE LAW.

      SECTION 7.13. WAIVER OF RIGHT TO TRIAL BY JURY.  THE COMPANY, THE
                    --------------------------------
PARTNERSHIP AND CHASE HEREBY (A) KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVE, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREIN, OR DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OR, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR ASSOCIATED HEREWITH,
(B)

IRREVOCABLY WAIVE, TO THE MAXIMUM EXTEND NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY "SPECIAL DAMAGES," AS DEFINED BELOW, (C) CERTIFY THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (D) ACKNOWLEDGE THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION. AS USED IN THIS SECTION, "SPECIAL DAMAGES" INCLUDES ALL SPECIAL AND CONSEQUENTIAL, EXEMPLARY, OR PUNITIVE DAMAGES (REGARDLESS OF HOW NAMED), BUT DOES NOT EXPRESSLY INCLUDE ANY PAYMENT OR FUNDS WHICH ANY PARTY HERETO HAS EXPRESSLY PROMISED TO PAY OR DELIVER TO ANY OTHER PARTY HERETO.


                           [SIGNATURE PAGE FOLLOWS]

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective Authorized Officers as of the day and year first above written.

COMPANY:

PETROGLYPH ENERGY, INC.,                 Address for Notice:
a Delaware corporation

                                         Petroglyph Energy, Inc.
                                         6209 North Highway 61
By:/s/Robert C. Murdock                  Hutchinson, Kansas 67502
   ------------------------------        Fax No. (316) 665-8500
     Robert C. Murdock, President        Attn: Robert C. Murdock



PETROGLYPH GAS PARTNERS, L.P.            Address for Notice:

By:  Petroglyph Energy, Inc.,
     its general partner                 Petroglyph Energy, Inc.
                                         6209 North Highway 61
By:/s/Robert C. Murdock                  Hutchinson, Kansas 67502
   ------------------------------        Fax No. (316) 665-8500
     Robert C. Murdock, President        Attn: Robert C. Murdock

CHASE:

THE CHASE MANHATTAN BANK                 Address for Notice:

                                         The Chase Manhattan Bank
                                         One Chase Manhattan Place
                                         Eighth Floor
                                         New York, New York 10081
                                         Fax No. (212) 522-5777
                                         Attn: Lynnette Lang
By: /s/ Mary E. Gherty
   ------------------------------
Name:   Mary E. Gherty
   ------------------------------
Title:  Managing Director
   ------------------------------

                                   EXHIBIT A

                          FORM OF WARRANT CERTIFICATE
                          ---------------------------

THE OFFER AND SALE OF THE WARRANTS EVIDENCED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON AN EXERCISE OF SUCH WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SALE OR TRANSFER OR THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY (WHICH MAY BE COUNSEL FOR THE COMPANY) STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.


No. W-1                                                           9,280 Warrants

                              WARRANT CERTIFICATE

     This Warrant Certificate ("Warrant Certificate") certifies that The Chase Manhattan Bank, a New York banking corporation ("Chase"), or registered assigns, is the registered holder of Nine Thousand Two Hundred Eighty (9,280) Warrants ("Warrants") to purchase Common Stock of Petroglyph Energy, Inc., a Delaware corporation (the "Company"). Each Warrant entitles the holder, subject to the conditions set forth herein and in the Warrant Agreement referred to below, to purchase from the Company before 5:00 P.M., New York, New York time, on the Warrant Expiration Date (as defined in the Warrant Agreement), one fully paid and nonassessable share of the Common Stock of the Company (the "Warrant Shares") at a price (the "Warrant Exercise Price") of $.01 per Warrant Share, subject to adjustment as provided in Sections 3.2 and 3.3 of the Warrant
                                     --------------------
Agreement, payable in lawful money of the United States of America (or, subject to the terms of Section 3.1 of the Warrant Agreement, by offsetting the Tranche
                -----------
B Revolving Loan, upon surrender of this Warrant Certificate, execution of the form of Election to Purchase on the reverse hereof, and payment of the Warrant Exercise Price (in lawful money of the United States of America or by offsetting the principal balance of the Obligations) to the Company, at its offices located at 6209 North Highway 61, Hutchinson, Kansas 67502, or at such other address as the Company may specify in writing to the registered holder of the Warrants evidenced hereby (the "Warrant Office"). The Warrant Exercise Price and number of Warrant Shares purchasable upon exercise of the Warrants are subject to adjustment prior to the Warrant Expiration Date upon the occurrence of certain events as set forth in Section 3.3 of the Warrant Agreement.
                       -----------

     No Warrant may be exercised after 5:00 P.M., New York, New York time, on the Warrant Expiration Date, except as provided in Section 3.5 of the Warrant
                                                   -----------
Agreement, all rights of the registered holders of the Warrants shall cease after 5:00 P.M., New York, New York time, on such date.

     The Company may deem and treat the registered holder(s) of the Warrants evidenced hereby as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

     Warrant Certificates, when surrendered at the office of the Company at the above-mentioned address by the registered holder hereof in person or by a legal representative duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

     Upon due presentment for registration of transfer of this Warrant Certificate at the office of the Company at the above-mentioned address and subject to the conditions set forth on this Certificate and in Section 4.1 of
                                                               -----------
the Warrant Agreement, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued in exchange for this Warrant Certificate to the transferee(s) and, if less than all the Warrants evidenced hereby are to be transferred, to the registered holder hereof, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

     This Warrant Certificate is one of the Warrant Certificates referred to in the Warrant Agreement, dated as of September 15, 1997, among the Company, Petroglyph Gas Partners, L.P. and Chase. Said Warrant Agreement is hereby incorporated by referenced in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders.

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be signed by its duly authorized officers and has caused its corporate seal to be affixed hereunto.


                                    PETROGLYPH ENERGY, INC.,
                                    a Delaware corporation


                                    By:
                                       -----------------------------------------
                                         Robert C. Murdock, President

                         FORM OF ELECTION TO PURCHASE
                         ----------------------------

                   (To be executed upon exercise of Warrant)

     The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ______ Warrant Shares and herewith [ ] tenders payment for such Warrant Shares to the order of the Company in the amount of $_______ in accordance with the terms hereof, or [ ] represents and warrants to the Company that the undersigned is the legal and beneficial owner of the Shares and hereby advises the Company has offset the principal balance of the Tranche B Revolving Loan in the amount of $__________ in payment for the Warrant Shares. The undersigned requests that a certificate for such Warrant Shares be registered in the name of ___________ whose address is ________ _____________ and that such certificate be delivered to __________ whose address is ____________________. If said number of Warrant Shares is less than all of the Warrant Shares purchased hereunder, the undersigned requests that a new Warrant Certificate be registered in the name of ______________ whose address is ______________ and that such Warrant Certificate is to be delivered to _______________ whose address is __________________.



                              Signature:
                                        ----------------------------------------
                              (Signature must conform in all respects to name as specified on the face of the Warrant Certificate.)


Date:
     --------------------------

                                 SCHEDULE 3.3


1.   Registration Rights Agreement

2.   Exchange Agreement

3. Registration Rights Agreement between Parent and Natural Gas Partners, L.P., Natural Gas Partners II, L.P., Natural Gas Partners III, L.P., Robert
     C. Murdock, Robert A. Christensen, Sidney Kennard Smith, the Albin Income Trust, R. Gamble Baldwin, John S. Foster, Kenneth A. Hersh and Bruce B. Selkirk, III.

4. 1997 Incentive Stock Option Plan of Parent pursuant to which an aggregate 375,000 shares of common stock have been authorized and reserved for issuance to eligible participants. Options on a total of 260,000 shares have been granted at an exercise price equal to the price to the public set forth in the Parent's Prospectus filed with the SEC on August 22, 1997.